                                    COLONIAL
                                 NORTH CAROLINA
                                 TAX-EXEMPT FUND

                                      FPO
                                 ANNUAL REPORT
                                JANUARY 31, 1997



                         NOT FDIC-  |  MAY LOSE VALUE
                         INSURED    |  NO BANK GUARANTEE

               COLONIAL NORTH CAROLINA TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1996 - JANUARY 31, 1997

INVESTMENT OBJECTIVE: Colonial North Carolina Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and North Carolina state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:

  X High monthly double tax-free income
  X Long-term appreciation
  X Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "Changing expectations of economic strength during the course of the year resulted in high levels of volatility for fixed-income investments. While these conditions limited bond price appreciation, the Fund's substantial investment in North Carolina securities generated high levels of coupon income that improved its performance through increased cash flows and
asset value stability."                                            - Robert Waas

               COLONIAL NORTH CAROLINA TAX-EXEMPT FUND PERFORMANCE

                                                         CLASS A            CLASS B

     Inception date                                       9/1/93            9/1/93
     Distributions declared per share*                   $0.376           $ 0.322
     SEC yields on 1/31/97**                               4.90%             4.38%
     Taxable-equivalent SEC yields***                      8.79%             7.86%
     12-month total returns, assuming reinvestment         3.29%             2.51%
     of all distributions and no sales charge or
     contingent deferred sales charge (CDSC)
     Net asset value per share on 1/31/97                $ 7.12           $  7.12

*  A portion of the Fund's income may be subject to the alternative minimum tax.

** The 30-day SEC yields on January 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been 4.30% for Class A shares and 3.76% for Class B shares.

***Taxable-equivalent SEC yields are based on the maximum effective 44.3% federal and North Carolina income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN  (as of 1/31/97)
---------------------------------------
AAA ............................  44.5%
AA .............................  25.6%
A ..............................  26.4%
Non-rated ......................   1.8%
Cash & Equivalents .............   1.7%

TOP FIVE SECTORS  (as of 1/31/97)
---------------------------------------
General Obligations ............  15.8%
Hospitals ......................  18.8%
Housing ........................  12.1%
Refunded/Escrow/Special
 Obligation.....................  10.8%
Water & Sewer...................   8.7%


Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector classifications are based on total net assets. Sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process. Industry sectors in the following financial statements are based upon the standard industrial classifications
(SIC) as published by the U.S. Office of Management and Budget.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's annual report for the fiscal year ended January 31, 1997. This report provides information on the investment environment of the past 12 months and on the performance of your Fund.

                          [PHOTO OF HAROLD W. COGGER]

Long-term interest rates were volatile during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again during December and January 1997 in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in the trade balance. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against future anticipated inflation. This stance suggests rising interest rates ahead.

Tax-exempt bonds outperformed the Treasurys during most of the period, as a result of low supply and narrowing yield spreads. Fundamentals remain positive and state credit quality has generally improved, reflecting in part increased tax revenue collections generated by a stronger economy.

In the domestic stock market a focus on large capitalization stocks carried market indexes to several record highs. European markets continued to experience declining interest rates and inflation levels, conditions that may prevail until economic activity in these nations increases.

Our economic expectations for 1997 are relatively bright and include growth at a moderate, more sustainable rate than we saw during 1996. However, we expect inflation adjusted interest rates to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

The following report provides you with specific information on your Fund's performance and insights from your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ HAROLD W. COGGER

Harold W. Cogger
President
March 12, 1997


Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

ROBERT WAAS is portfolio manager of Colonial North Carolina Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PAST 12 MONTHS?

A. Our core strategy was generally conservative over the period as we attempted to lower the Fund's volatility. We focused on shortening the maturity of the portfolio to reduce the Fund's sensitivity to interest rates. Shorter maturity bonds experience smaller price declines when interest rates rise, as they did during much of the period. We also increased our investment in higher coupon, premium bonds. These securities are less interest rate sensitive than those selling at or below face value, and provide a higher level of coupon income that helps to stabilize net asset values when interest rates rise.

While our core strategy remained unchanged during the year, a small portion of the portfolio was managed to take advantage of changes in market conditions. During periods when our interest rate outlook was more positive, we purchased securities that should perform well in a declining rate environment. These include bonds with longer maturities. These bonds are more sensitive to interest rate changes and generate larger price gains when interest rates fall.

Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THE PERIOD?

A. A major factor was the volatile investment environment during the Fund's fiscal year. Stronger than expected economic reports sent interest rates up during the first half of the period. This had a negative effect on the portfolio's performance. On the positive side, the Fund's strategic focus on premium bonds generated high levels of coupon income that improved total return while lowering volatility.

Q. HOW IS THE STATE'S ECONOMY FARING?

A. We maintain a positive outlook on North Carolina. The State continues to diversify away from manufacturing and agriculture towards a more service-oriented economy. Corporations are attracted by a relatively low cost of doing business and a high quality of life. In addition, the success and popularity of the State's professional sports teams, the Charlotte Hornets and the Carolina Panthers, has also provided the local economy with a boost. North Carolina's economic expansion has increased its infrastructure needs and this, in turn, could increase future debt levels. However, we anticipate that improved demographics and continued population growth will be adequate to support these needs.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Our investment outlook is fairly positive. We anticipate that the economy's growth in the months ahead will be moderate and should translate into a more positive environment for fixed-income investments. However, because we expect the market to continue to experience some volatility, we will maintain our defensive core strategy until more definitive trends emerge.

         COLONIAL NORTH CAROLINA TAX-EXEMPT FUND INVESTMENT PERFORMANCE
                Change in Value of $10,000 from 9/1/93 to 1/31/97
                     Based on NAV and MOP for Class A Shares
                 and NAV and applicable CDSC for Class B Shares


           LABEL                 A             B             C           D             E              F            G
-----------------------------------------------------------------------------------------------------------------------------
Label      CNCTEF                                                  1/97 B Shares
-----------------------------------------------------------------------------------------------------------------------------
    1      1/97 A Shares       NAV           MOP          LEHMAN                      NAV            MOP         LEHMAN
-----------------------------------------------------------------------------------------------------------------------------
    2      Sep  1, 93           10000           9525       10000                       10000          10000        10000
-----------------------------------------------------------------------------------------------------------------------------
    3      Sep 30, 93        10070.34       9592.001       10114                    10064.08       10064.08        10114
-----------------------------------------------------------------------------------------------------------------------------
    4      Oct 31, 93        10061.42       9583.499       10133                    10048.77       10048.77        10133
-----------------------------------------------------------------------------------------------------------------------------
    5      Nov 30, 93        9957.159       9484.194       10044                     9938.39        9938.39        10044
-----------------------------------------------------------------------------------------------------------------------------
    6      Dec 31, 93        10163.66       9680.884       10256                   101398.29       10138.29        10256
-----------------------------------------------------------------------------------------------------------------------------
    7      Jan 31, 94        10221.97        9736.43       10373                     10190.2        10190.2        10373
-----------------------------------------------------------------------------------------------------------------------------
    8      Feb 28, 94        9899.763       9429.524       10105                    9862.589       9862.589        10105
-----------------------------------------------------------------------------------------------------------------------------
    9      Mar 31, 94        9314.748       8872.298        9693                    9273.505       9273.505         9693
-----------------------------------------------------------------------------------------------------------------------------
   10      Apr 30, 94        9415.313       8968.086        9775                    9367.683       9367.683         9775
-----------------------------------------------------------------------------------------------------------------------------
   11      May 31, 94        9528.947       9076.322        9860                    9474.937       9474.937         9860
-----------------------------------------------------------------------------------------------------------------------------
   12      Jun 30, 94        9477.207        9027.04        9800                     9417.56        9417.56         9800
-----------------------------------------------------------------------------------------------------------------------------
   13      Jul 31, 94        9620.893         9163.9        9979                    9554.351       9554.351         9979
-----------------------------------------------------------------------------------------------------------------------------
   14      Aug 31, 94         9666.96       9207.779       10014                    9594.102       9594.102        10014
-----------------------------------------------------------------------------------------------------------------------------
   15      Sep 30, 94        9502.362           9051        9867                    9424.658       9424.658         9867
-----------------------------------------------------------------------------------------------------------------------------
   16      Oct 31, 94        9253.125       8813.602        9692                    9171.343       9171.343         9692
-----------------------------------------------------------------------------------------------------------------------------
   17      Nov 30, 94        9028.829        8599.96        9516                    8943.309       8943.309         9516
-----------------------------------------------------------------------------------------------------------------------------
   18      Dec 31, 94        9304.988       8863.001        9726                    9211.324       9211.324         9726
-----------------------------------------------------------------------------------------------------------------------------
   19      Jan 31, 95        9653.627        9195.08       10004                    9550.859       9550.859        10004
-----------------------------------------------------------------------------------------------------------------------------
   20      Feb 28, 95        9990.697       9516.139       10295                    9878.436       9878.436        10295
-----------------------------------------------------------------------------------------------------------------------------
   21      Mar 31, 95        10110.88       9630.614       10413                     9991.14        9991.14        10413
-----------------------------------------------------------------------------------------------------------------------------
   22      Apr 30, 95        10129.85        9648.68       10426                    10003.68       10003.68        10426
-----------------------------------------------------------------------------------------------------------------------------
   23      May 31, 95        10396.79        9902.94       10758                    10261.15       10261.15        10758
-----------------------------------------------------------------------------------------------------------------------------
   24      Jun 30, 95        10208.34       9723.447       10664                    10068.86       10068.86        10664
-----------------------------------------------------------------------------------------------------------------------------
   25      Jul 31, 95        10286.51       9797.897       10765                    10139.62       10139.62        10765
-----------------------------------------------------------------------------------------------------------------------------
   26      Aug 31, 95        10377.28       9884.359       10902                    10222.82       10222.82        10902
-----------------------------------------------------------------------------------------------------------------------------
   27      Sep 30, 95        10468.39       9971.146       10971                    10306.29       10306.29        10971
-----------------------------------------------------------------------------------------------------------------------------
   28      Oct 31, 95        10665.03       10158.44       11130                    10493.55       10493.55        11130
-----------------------------------------------------------------------------------------------------------------------------
   29      Nov 30, 95        10892.34       10374.96       11315                    10710.75       10710.75        11315
-----------------------------------------------------------------------------------------------------------------------------
   30      Dec 31, 95        11030.38       10506.43       11424                    10839.78       10839.78        11424
-----------------------------------------------------------------------------------------------------------------------------
   31      Jan 31, 96        11092.84       10565.93       11510                    10894.47       10894.47        11510
-----------------------------------------------------------------------------------------------------------------------------
   32      Feb 29, 96        10972.54       10451.35       11432                    10769.58       10769.58        11432
-----------------------------------------------------------------------------------------------------------------------------
   33      Mar 31, 96        10822.17       10308.12       11286                    10615.08       10615.08        11286
-----------------------------------------------------------------------------------------------------------------------------
   34      Apr 30, 96        10793.79       10281.08       11254                    10580.52       10580.52        11254
-----------------------------------------------------------------------------------------------------------------------------
   35      May 31, 96        10827.06       10312.78       11250                     10606.4        10606.4        11250
-----------------------------------------------------------------------------------------------------------------------------
   36      Jun 30, 96        10924.09        10405.2       11372                    10694.66       10694.66        11372
-----------------------------------------------------------------------------------------------------------------------------
   37      Jul 31, 96        11019.29       10495.88       11475                    10781.37       10781.37        11475
-----------------------------------------------------------------------------------------------------------------------------
   38      Aug 31, 96        11037.16        10512.9       11473                    10792.11       10792.11        11473
-----------------------------------------------------------------------------------------------------------------------------
   39      Sep 30, 96        11196.54        10664.7       11633                    10941.21       10941.21        11633
-----------------------------------------------------------------------------------------------------------------------------
   40      Oct 31, 96        11309.24       10772.05       11765                    11044.57       11044.57        11765
-----------------------------------------------------------------------------------------------------------------------------
   41      Nov 30, 96        11518.03       10970.93       11980                    11241.57       11241.57        11980
-----------------------------------------------------------------------------------------------------------------------------
   42      Dec 31, 96        11439.73       10896.34       11929                    11158.16       11158.16        11929
-----------------------------------------------------------------------------------------------------------------------------
   43      Jan 31, 97        11457.35       10913.13       11952                    11168.32       10883.52        11952
-----------------------------------------------------------------------------------------------------------------------------



The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                As of December 31, 1996 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
INCEPTION                       9/1/93                        9/1/93
                          NAV            MOP            NAV            w/CDSC
--------------------------------------------------------------------------------
1 YEAR                   3.71%         (1.22)%         2.94%          (1.98)%
--------------------------------------------------------------------------------
SINCE INCEPTION          4.11%          2.61%          3.34%           2.54%
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 3% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 97.3%                               PAR    VALUE
--------------------------------------------------------------------------------
EDUCATION - 14.0%
 EDUCATION - 7.4%
 Charlotte,
  Charlotte-Mecklenburg Law Project,
  Series 1993-B,
                        5.375%    06/01/13          $  700  $    686
 East Carolina University,
  Series 1994,
                        6.200%    11/01/15             475       503
 State Educational Facilities Finance
  Agency, Duke University,
  Series C,
                        6.750%    10/01/21           1,235     1,337
                                                            --------
                                                               2,526
                                                            --------
 GENERAL OBLIGATIONS - 3.6%
 Lincoln County,
  Series 1994,
                        5.100%    06/01/10             600       584
 Mount Holly,
  Series 1993,
                        4.900%    03/01/12             120       113
 Onslow County,
  Series 1995,
                        5.700%    03/01/16             500       507
                                                            --------
                                                               1,204
                                                            --------

 STUDENT LOANS - 3.0%
 State Education Assistance Authority,
  Series 1996-C,
                        6.350%    07/01/16           1,000     1,010
                                                            --------

--------------------------------------------------------------------------------
HEALTHCARE - 16.3%
 HEALTH SERVICES - 3.0%
 Durham County,
  Hospital & Office Facilities,
  Series 1994,
                        6.000%    05/01/14           1,000     1,030
                                                            --------


 HOSPITALS - 13.3%
 Charlotte-Mecklenburg Hospital
  Authority, Series 1992,
                        6.250%    01/01/20           1,500     1,541

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

 New Hanover County,
  New Hanover Regional Medical Center,
  Series 1993,
                         4.750% 10/01/13               $  500          $  456
 State Medical Care Commission:
  Presbyterian Health Services Corp.,
  Series 1993,
                         5.500% 10/01/20                  360             351
  St. Joseph's Hospital Project,
  Series 1994,
                         5.100% 10/01/14                  555             525
 University of North Carolina at
  Chapel Hill, University Hospital,
  Series 1996:
                         5.250% 02/15/19                  750             708
                         5.250% 02/15/26                  500             466
 Wake County,
  Series 1993,
                         5.125% 10/01/13                  500             476
                                                                       ------
                                                                        4,523
                                                                       ------

--------------------------------------------------------------------------------
HOUSING - 12.1%
 MULTI-FAMILY - 6.0%
 Eastern Carolina Regional Housing
  Authority, Jacksonville New River
  Apartments, Series 1994,
                         8.250% 09/01/14                  250             252
 North Wilkesboro Housing
  Development Corp., Series 1995-A,
                         6.350% 10/01/22                1,745           1,793
                                                                       ------
                                                                        2,045
                                                                       ------
 SINGLE FAMILY - 6.1%
 State Housing Finance Agency:
  Series KK,
                         5.500% 03/01/09                  305             307
  Series 1996 NN,
                         5.850% 09/01/17                1,250           1,237
  Series W,
                         6.450% 09/01/14                  485             502
                                                                       ------
                                                                        2,046
                                                                       ------

--------------------------------------------------------------------------------

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

MUNICIPAL BONDS - CONT.                                   PAR            VALUE
--------------------------------------------------------------------------------
PUBLIC FACILITIES IMPROVEMENT - 9.4%
 Cumberland County,
  Civic Center Project,
  Series 1995-A,
                         6.400% 12/01/24 (a)           $ 2,000          $ 2,135
 Harnett County,
  Harnett County Projects,
  Series 1994,
                         6.400% 12/01/14                   250              267
 PR Commonwealth of Puerto Rico
  Public Buildings Authority, Series 1993-M,
  stepped coupon, (5.700% 07/01/98)
                         3.750% 07/01/16 (b)               200              186
 Randolph County,
  Randolph County Project,
  Series 1995,
                         5.300% 06/01/15                   640              618
                                                                        -------
                                                                          3,206
                                                                        -------

--------------------------------------------------------------------------------
PUBLIC INFRASTRUCTURE - 2.9%
 Chapel Hill, Parking Facilities,
  Series 1994,
                         6.450% 12/01/23                   500              519
 Charlotte, Cityfair Parking Facility,
  Series 1994-A,
                         6.125% 06/01/10                   430              450
                                                                        -------
                                                                            969
                                                                        -------

--------------------------------------------------------------------------------
REFUNDED/ESCROW/SPECIAL OBLIGATIONS (c) - 10.3%
 Lincoln County,  Lincoln County Hospital,
                         9.000% 05/01/07                   285              337
 State Medical Care Commission,
  Mercy Hospital, Series 1992,
                         6.500% 08/01/15                 2,000            2,145
 State Municipal Power Agency,
  Catawba No. 1,  Series 1990,
                         5.500% 01/01/13                 1,000            1,020
                                                                        -------
                                                                          3,502
                                                                        -------

--------------------------------------------------------------------------------
OTHER REVENUE - 1.6%
 STATE APPROPRIATED
 Rowan County, Justice Center Project,
  Series 1992,
                         6.250% 12/01/07                   500              539
                                                                        -------

--------------------------------------------------------------------------------

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

 TAX-BACKED - 12.9%
 SALES & EXCISE TAX - 0.7%
 PR Commonwealth of Puerto Rico Highway
  & Transportation Authority, Series W,
                         5.500     07/01/09 (a)         $   240          $   247
                                                                         -------

 STATE GENERAL OBLIGATIONS - 12.2%
 Charlotte,
  Series 1994,
                         5.800%    02/01/15               1,000            1,033
 PR Commonwealth of Puerto Rico:
  Series 1994:
                         6.400%    07/01/11                 500              534
                         6.500%    07/01/23                 500              533
  Series 1996,
                         6.500%    07/01/14               1,000            1,111
 State, Capital Improvement,
  Series 1994-A,
                         4.750%    02/01/13               1,000              936
                                                                         -------
                                                                           4,147
                                                                         -------

--------------------------------------------------------------------------------
 UTILITY - 17.8%
 INVESTOR OWNED - 3.2%
 Wake County Industrial Facilities &
  Pollution Control Financing Authority,
  Carolina Power & Light Co., Series 1983,
                         6.900%    04/01/09               1,010            1,084
                                                                         -------

 JOINT POWER AUTHORITY - 5.9%
 Eastern Municipal Power Agency:
  Series 1991-A,
                         6.500%    01/01/18               1,500            1,697
  Series 1996-A,
                         5.700%    01/01/16                 300              301
                                                                         -------
                                                                           1,998
                                                                         -------
 WATER & SEWER - 8.7%
 Asheville,
  Series 1996,
                         5.625%    08/01/16                 500              501
 Fayetteville Public Works Commission,
 Series 1993,
                         4.750     03/01/14 (a)           1,500            1,352
 PR Commonwealth of Puerto Rico
  Aqueduct & Sewer Authority, Series 1995,
                         6.250%    07/01/12               1,000            1,091
                                                                         -------
                                                                           2,944
                                                                         -------

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

TOTAL INVESTMENTS - (cost of $32,392) (d)                                $33,020
                                                                         -------

SHORT-TERM OBLIGATIONS - 1.8%                                 PAR         VALUE
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (e)
 Craven County Industrial Facilities &
  Pollution Control Financing Authority,
  John Hancock Resource Recovery, Inc.:
  Series B,
                         3.800%    05/01/11                  $ 100           100
  Series C,
                         3.800%    05/01/11                    200           200
 FL Pinellas County Health Facilities
  Authority, Series 1985,
                         3.700%    12/01/15                    100           100
 Halifax County Industrial Facilities
  & Pollution Control Authority,
  Westmoreland Coal Co.,
                         3.750%    12/01/19                    200           200
                                                                         -------

TOTAL SHORT-TERM OBLIGATIONS                                                 600
                                                                         -------

OTHER ASSETS & LIABILITIES, NET - 0.9%                                       329
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                        $33,949
                                                                         =======

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) These securities, or a portion thereof, with a total market value of $2,409, are being used to collateralize open futures contracts.
(b) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d)      Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1997.

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

Short futures contracts open at January 31, 1997:

                                                                  Unrealized
                      Par value                                  appreciation
                     covered by              Expiration         (depreciation)
Type                  contracts                 month            at 01/31/97
--------------------------------------------------------------------------------
Municipal Bond        $  1,000                  March                $ 16
Treasury Bond              700                  March                  (8)
                                                                     ----
                                                                     $  8
                                                                     ====


See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $32,392)                             $33,020
Short-term obligations                                              600
                                                                -------
                                                                 33,620
Receivable for:
  Interest                                          $   497
  Fund shares sold                                       13
Deferred organization expenses                           10
Other                                                    12         532
                                                    -------     -------
    Total Assets                                                 34,152

LIABILITIES
Payable for:
  Distributions                                         137
  Fund shares repurchased                                36
  Variation margin on futures                            15
  Payable to Adviser                                     12
Accrued :
  Deferred Trustees fees                                  2
Other                                                     1
                                                    -------
    Total Liabilities                                               203
                                                                -------

NET ASSETS                                                      $33,949
                                                                =======


Net asset value & redemption price per share -
Class A ($16,522/2,319)                                         $  7.12
                                                                =======
Maximum offering price per share - Class A
($7.12/0.9525)                                                  $  7.48 (a)
                                                                =======
Net asset value & offering price per share -
Class B ($17,427/2,447)                                         $  7.12 (b)
                                                                =======

COMPOSITION OF NET ASSETS
Capital paid in                                                 $34,720
Undistributed net investment income                                  24
Accumulated net realized loss                                    (1,431)
Net unrealized appreciation on:
  Investments                                                       628
  Open futures contracts                                              8
                                                                -------
                                                                $33,949
                                                                =======

(a)      On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1997

(in thousands)
INVESTMENT INCOME
Interest                                                              $ 1,908

EXPENSES
Management fee                                            $   171
Service fee                                                    49
Distribution fee - Class B                                    133
Transfer agent                                                 54
Bookkeeping fee                                                27
Trustees fee                                                   11
Custodian fee                                                   1
Audit fee                                                      24
Legal fee                                                       5
Registration fee                                                9
Reports to shareholders                                         7
Amortization of deferred
  organization expenses                                         6
Other                                                           3
                                                          -------
                                                              500
Fees and expenses waived or borne
   by the Adviser                                            (219)        281
                                                          -------     -------
       Net Investment Income                                            1,627
                                                                      -------


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                                   7
  Closed futures contracts                                    166
                                                          --------
       Net Realized Gain                                                  173
Net unrealized appreciation (depreciation)
  during the period on:
  Investments                                                (903)
  Open futures contracts                                       20
                                                          --------
       Net Unrealized Depreciation                                       (883)
                                                                      -------
           Net Loss                                                      (710)
                                                                      -------
Net Increase in Net Assets from Operations                            $   917
                                                                      =======


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                    Year ended January 31
                                                  ---------------------
INCREASE (DECREASE) IN NET ASSETS                   1997          1996
Operations:
Net investment income                             $  1,627      $  1,746
Net realized gain (loss)                               173        (1,167)
Net unrealized appreciation (depreciation)            (883)        4,031
                                                  --------      --------
    Net Increase from Operations                       917         4,610
Distributions:
From net investment income - Class A                  (822)         (852)
From net investment income - Class B                  (812)         (894)
                                                  --------      --------
                                                      (717)        2,864
                                                  --------      --------
Fund Share Transactions:
Receipts for shares sold - Class A                   2,864         3,464
Value of distributions reinvested - Class A            481           493
Cost of shares repurchased - Class A                (2,302)       (3,623)
                                                  --------      --------
                                                     1,043           334
                                                  --------      --------
Receipts for shares sold - Class B                   2,087         3,082
Value of distributions reinvested - Class B            421           468
Cost of shares repurchased - Class B                (3,291)       (3,700)
                                                  --------      --------
                                                      (783)         (150)
                                                  --------      --------
    Net Increase from Fund
      Share Transactions                               260           184
                                                  --------      --------
        Total Increase (Decrease)                     (457)        3,048

NET ASSETS
Beginning of period                                 34,406        31,358
                                                  --------      --------
End of period (including undistributed
  net investment income of $24 and $22,
  respectively)                                   $ 33,949      $ 34,406
                                                  ========      ========

NUMBER OF FUND SHARES
Sold - Class A                                         405           495
Issued for distributions reinvested - Class A           68            70
Repurchased - Class A                                 (328)         (516)
                                                  --------      --------
                                                       145            49
                                                  --------      --------
Sold - Class B                                         297           440
Issued for distributions reinvested - Class B           60            67
Repurchased - Class B                                 (467)         (521)
                                                  --------      --------
                                                      (110)          (14)
                                                  --------      --------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1997

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION: Colonial North Carolina Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and North Carolina state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $31,806 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------

                            Average Net Assets      Annual Fee Rate
                            ------------------      ---------------
                             First $1 billion            0.55%
                             Next $1 billion             0.50%
                             Over $2 billion             0.45%

Effective January 1, 1996, the above management fee applicable to the Trust was reduced based on the following schedule for the first $1 billion in combined average net assets:

                                                 Cumulative Annualized
          Effective Date                               Reduction
          --------------                               ---------
          January 1, 1996                               0.0125%
          April 1, 1996                                 0.0250%
          July 1, 1996                                  0.0375%
          October 1, 1996                               0.0500%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $8,603 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $86,419 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                             Valuation of shares                   Annual
                          outstanding on the 20th of                Fee
                         each month which were issued               Rate
                         ----------------------------               ----
                          Prior to November 30, 1994                0.10%
                         On or after December 1, 1994               0.25%

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.30% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended January 31, 1997, purchases and sales of investments, other than short-term obligations were $12,868,628 and $12,663,518, respectively.

Unrealized appreciation (depreciation) at January 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

          Gross unrealized appreciation               $ 819,977
          Gross unrealized depreciation                (191,544)
                                                      ---------
                  Net unrealized appreciation         $ 628,433
                                                      =========

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                      Year of                Capital loss
                     expiration              carryforward
                     ----------              ------------
                       2003                   $  230,000
                       2004                      735,000
                       2005                      124,000
                                              ----------
                                              $1,089,000
                                              ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    Year ended January 31
                                                 -----------------------------------------------------------
                                                           1997                              1996
                                                 Class A          Class B          Class A          Class B
                                                 --------         --------         --------         --------
   Net asset value -
   Beginning of period                           $  7.270         $  7.270         $  6.680         $  6.680
                                                 --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                           0.376            0.322            0.386            0.334
Net realized and
unrealized gain (loss)                             (0.150)          (0.150)           0.588            0.588
                                                 --------         --------         --------         --------
   Total from Investment
     Operations                                     0.226            0.172            0.974            0.922
                                                 --------         --------         --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
   income                                          (0.376)          (0.322)          (0.384)          (0.332)
                                                 --------         --------         --------         --------
Net asset value -
   End of period                                 $  7.120         $  7.120         $  7.270         $  7.270
                                                 ========         ========         ========         ========
Total return (c)(d)                                  3.29%            2.51%           14.91%           14.07%
                                                 ========         ========         ========         ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                             0.45%(f)         1.20%(f)         0.33%(f)         1.08%(f)
Net investment income                                5.29%(f)         4.54%(f)         5.47%(f)         4.72%(f)
Fees and expenses
  waived or borne
  by the Adviser                                     0.66%(f)         0.66%(f)         0.76%(f)         0.76%(f)
Portfolio turnover                                     38%              38%              34%              34%
Net assets at end
  of period (000)                                $ 16,522         $ 17,427         $ 15,813         $ 18,593


(a)      Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                 $  0.047         $  0.047         $  0.053         $  0.053
(b)      The Fund commenced investment operations on September 1, 1993.
(c)      Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)      Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)      Not annualized
(f)      The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g)      Annualized

                               Period ended
Year ended January 31           January 31
---------------------    ------------------------
        1995                      1994 (b)
Class A      Class B      Class A        Class B
--------    ---------    ---------       --------
$  7.500    $   7.500    $   7.500       $  7.500
--------    ---------    ---------       --------

   0.396        0.345        0.164          0.141

  (0.822)      (0.822)          --             --
--------    ---------    ---------       --------

  (0.426)      (0.477)       0.164          0.141
--------    ---------    ---------       --------


  (0.394)      (0.343)      (0.164)        (0.141)
--------    ---------    ---------       --------

$  6.680    $   6.680    $   7.500       $  7.500
========    =========    =========       ========
   (5.55%)      (6.27%)       2.22%(e)       1.90%(e)
========    =========    =========       ========


    0.12%        0.87%        0.10%(g)       0.85%(g)
    5.83%        5.08%        4.91%(g)       4.16%(g)


    0.93%        0.93%        1.20%(g)       1.20%(g)
      37%          37%           1%(g)          1%(g)

$ 14,189    $  17,169    $  13,710       $  9,934


$  0.063    $   0.063    $   0.040       $  0.040


--------------------------------------------------------------------------------
   Federal income tax information (unaudited)
   All of the distributions will be treated as exempt income for federal income tax purposes
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF COLONIAL NORTH
 CAROLINA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial North Carolina Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
March 12, 1997

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial North Carolina Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial North Carolina Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial North Carolina Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]

Mutual Funds for
Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM

Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.

Retired (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            NC-02/396D-0197 M (3/97)